Prudential Real Assets Fund, a series of
Prudential Investment Portfolios 3

Supplement Dated September 17, 2013
to the
Prospectus Summary, Prospectus and Statement of Additional Information

This supplement amends the Prospectus Summary, Prospectus and Statement of Additional Information (the SAI) of Prudential Investment Portfolios 3 (the Trust), each dated April 30, 2013, relating to the Prudential Real Assets Fund (the Fund), and is in addition to any existing supplements to the Fund’s Prospectus Summary, Prospectus or SAI.

Changes Relating to Certain Subadvisory Arrangements

CoreCommodity Management, LLC (CoreCommodity) serves as subadviser to the Fund’s commodities asset class and a portion of the assets of the Prudential Real Assets Subsidiary, Ltd. (the Subsidiary), the Fund’s wholly-owned Cayman Islands subsidiary.

On September 17, the Board of Trustees approved, subject to certain conditions, (i) a new subadvisory agreement by and between Prudential Investments, LLC (PI) and CoreCommodity, relating to the Fund; and (ii) a new subadvisory agreement by and between the Manager and CoreCommodity, relating to the Subsidiary. Both approvals were needed as a result of a change in control of CoreCommodity which resulted in the termination of the prior subadvisory agreements between PI and CoreCommodity.

The change in control of CoreCommodity did not result in any changes to: (i) the portfolio management or compliance teams for the Fund and the Subsidiary; (ii) the investment strategies used by CoreCommodity in managing the Fund and the Subsidiary; (iii) the policies and procedures of CoreCommodity that are applicable to the Fund and the Subsidiary; (iv) the day-to-day operations of the Fund and the Subsidiary; or (v) the subadvisory fee to be paid by PI (and not the Fund or the Subsidiary) to CoreCommodity. Additional information about the change in control of CoreCommodity and the approval by the Board of Trustees of new subadvisory agreements between PI and CoreCommodity will be furnished to affected shareholders of the Fund in an information statement during the third quarter of 2013.

LR487